EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated September 16, 2022
To the Summary and Statutory Prospectuses
Dated May 1, 2022

Important Information about

LHA Tactical Beta Variable Series Fund

Effective September 15, 2022, the LHA Tactical Beta Variable Series Fund Subaccount will no longer be available as an investment option under your Contract.

Please Retain This Supplement For Future Reference